SHAREHOLDERS' EQUITY	6 Months Ended
Jun. 30, 2018
SHAREHOLDERS' EQUITY [Abstract]
SHAREHOLDERS' EQUITY
NOTE 8:-	SHAREHOLDERS' EQUITY

a.	Issuance of Shares:

On May 25, 2018, the Company entered into a sales agreement with Cantor Fitzgerald & Co. (“Cantor”), as sales agent, pursuant to which the Company may offer and sell, from time to time through Cantor, ordinary shares, par value NIS 0.01 per share, of the Company (the “Ordinary Shares”), under an At-the-Market ("ATM") program, having an aggregate offering price of up to $25 million (the “ATM Shares”). Any ATM Shares offered and sold will be issued pursuant to the Company’s shelf registration statement on Form F-3 (Registration No. 333-213007) and the related prospectus previously declared effective by the Securities and Exchange Commission (the “SEC”) on October 11, 2016 (the “Registration Statement”), as supplemented by a prospectus supplement, dated May 25, 2018.  As of June 30, 2018, no sales have been made under the ATM.

On June 14, 2018, the Company entered into agreements in connection with a registered direct offering (the “Offering”) of an aggregate of 5,316,457 Ordinary Shares (the “RD Shares”) of the Company together with accompanying warrants to purchase an aggregate of up to 4,253,165 Ordinary Shares (the “Warrants”) at a combined offering price of $3.95 per RD Share and accompanying Warrant. The Warrants will be exercisable at a price of $4.74 per Ordinary Share beginning six months following the date of issuance and will expire five years from the date of issuance.  The Offering was made pursuant to the Company’s Registration Statement.

The RD Shares were issued and the Warrants were granted on June 19, 2018 following the closing of the Offering for a total consideration of approximately $ 19,759, net of expenses.

The Company assessed whether the warrants require accounting as derivatives. The Company determined that the warrants are indexed to the Company’s own share.  As such, the Company has concluded that the warrants meet the scope exception for determining whether the instruments require accounting as derivatives and are classified in shareholders’ equity.  The fair value of the warrants was estimated at $ 5,393 using the Black-Scholes Model with the following assumptions: expected volatility of 55.0%, risk free interest rate of 2.77%, expected life of five years and no dividends.  The net proceeds from the private placement were allocated to the ordinary shares and warrants based upon their relative fair values.

b.	Stock based compensation:

During the six-month period ended June 30, 2018, the Company's Board of Directors granted 235,000 options to purchase ordinary shares of the Company to employees, directors and non-employees. The exercise prices for such options range from $ 3.1 to $ 4.15 per share, with vesting to occur in up to 4 years.

The following table presents the assumptions used to estimate the fair value of the options granted in the periods presented:

	Six months ended June 30,
	2018	2017
	Unaudited

Volatility	53%-55%	49%-50%
Risk-free interest rate	2.6%-2.8%	1.8%-2.1%
Dividend yield	0%	0%
Expected life (years)	4.9-5	4.7-6

Weighted average fair value of options granted during the six-month periods ended June 30, 2018 and 2017 were $ 1.75 and $ 2.00, respectively.

During the six-month periods ended June 30, 2018 and 2017, the Company recorded share based compensation in a total amount of $ 1,052 and $ 1,271, respectively.

As of June 30, 2018, the total unrecognized estimated compensation cost related to non-vested stock options granted prior to that date was $ 4,876 which is expected to be recognized over a weighted average period of approximately 2.68 years.